Business Combinations	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Business Combinations

NOTE 2. BUSINESS COMBINATIONS

On June 24, 2016, the Company completed the acquisition of one branch location from PlainsCapital Bank. This transaction provided the Company the opportunity to enhance and strengthen its footprint in The Woodlands. The Company assumed approximately $36.7 million of branch deposits, paying a 1.75% premium on the average balance of deposits assumed.

The following is a condensed balance sheet disclosing the estimated fair value amount of the branch acquired in the branch acquisition assigned to the major consolidated asset and liability captions at the acquisition date (dollars in thousands):

Assets:
Cash and cash equivalents	$31,889
Premises and equipment, net	4,210
Core deposit intangible	642

Total assets	$36,741

Liabilities:
Deposits	$36,696
Other liabilities	45

Total liabilities	$36,741

The core deposit intangible asset recognized as part of the branch acquisition is being amortized over its estimated useful life of approximately 10 years using the straight-line method.

Pro forma income statements are not being presented as the information is not practicable to produce, as the information is not maintained at the branch level.

All purchase accounting adjustments are final as of December 31, 2016.